Exhibit 10.12

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
 DECORIZE, INC.                        LIBERTY BANK                ACCOUNT #: 431931810
 211 S. UNION, SUITE F                 1414 E PRIMROSE             Loan Number 004215566
 SPRINGFIELD, MO 65802                 SPRINGFIELD, MO 65804       Date AUGUST  16, 2001
                                                                   Maturity Date NOV. 16, 2001
                                                                   Loan Amount $150,150.00
                                                                   Renewal Of ______________
 BORROWER'S NAME AND ADDRESS         LENDER'S NAME AND ADDRESS
"I" includes each borrower above.    "You" means the lender,
     joint and severally.           its successors and assigns.
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For value  received,  I promise to pay to you,  or your order,  at your  address listed above the PRINCIPAL  sum of ONE HUNDRED FIFTY  THOUSAND ONE HUNDRED FIFTY
AND NO/100* * * * * * * * * * Dollars $150,150.00

[X] Single Advance: I will receive all of this principal sum on AUGUST 16, 2001.
    No additional advances are contemplated under this note.

[X] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On ______________ I will receive the amount of $_______ and future principal advances are contemplated.
    Conditions: The conditions for future advances are _________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

    [ ] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on _______________________________________.

    [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time land subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from AUGUST 16, 2001 at the rate of 7.750% per year until FIRST CHANGE DATE.

Variable Rate: This rate may then change as stated below.

[X] Index Rate: The future rate will be 1.000% OVER the following index rate:
    NEW YORK PRIME RATE AS PUBLISHED IN MONEY SECTION OF WALL STREET JOURNAL

    [ ] No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
    [ ] Frequency end Timing: The rate on this note may change as often as DAILY
        A change in the interest rate will take effect ON THE SAME DAY
    [ ] Limitations: During the term of this loan. the applicable annual interest rate will not be more than ____% or less than _____%. The rate may not change more than ______% each ________.

      Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

    [ ] The amount of each scheduled payment will change.
                                [ ] The amount of the final payment will change.

    [X] THE AMOUNT DUE AT MATURITY WILL CHANGE.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full. as stated below:

    [X] on the same fixed or variable rate basis in effect before maturity (as indicated above).

    [ ] at a rate equal to ____________________________________________________

[ ] LATE CHARGE: If a payment is made more than _______ days after it is due, I agree to pay a late charge of ________.

[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [X] are [ ] are not included in the principal amount above:
    LOAN DOCUMENT PREPARATION FEE $100.00 DELAWARE UCC FEE $50.00

PAYMENTS: I agree to pay this note as follows:

[X] Interest: I agree to pay accrued interest ON DEMAND, BUT IF NO DEMAND IS
    MADE AT MATURITY

[X] Principal: I agree to pay the principal ON DEMAND, BUT IF NO DEMAND IS MADE
    THEN ON NOVEMBER 16, 2001

[ ] Installments: I agree to pay this note in ________ payments. The first payment will be in the amount of $_______ and will be due ________. A payment of $__________ will be due ____________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due
    ___________.

[ ] Unpaid Interest: If checked, then any accrued interest not paid when due
    (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:


[X] SECURITY: This note is separately    PURPOSE: The purpose of this loan is
secured by (describe separate document   BUSINESS: WORKING CAPITAL
by type end date): SECURITY OF EVEN
DATE AND LIMITED GUARANTY OF EVEN DATE   SIGNATURES: I AGREE TO THE TERMS OF
EXECUTED BY JON & JO BAKER               THIS NOTE (INCLUDING THOSE ON PAGE 21.
                                         I have received a copy on today's
(This section if your internal use.      date.
Failure to list a separate document
does not mean the agreement will not
secure this note.)

  Signature for Lender

X                                        BY: /s/ Jon Baker
-----------------------------------      -------------------------------------
JAY TENNISON, EXEC VICE PRESIDENT        JON BAKER, PRESIDENT


                                         BY:
                                         -------------------------------------
                                         ATTEST: GAYLEN BALL, SECRETARY